UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2014
SMART SERVER, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55182	46-3951329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2956 Worden St., San Diego, CA,
(Address of Principal Executive Offices, including zip code)

(424) 634-0686
(Registrant’s telephone number, including area code)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On May 1, 2014, the Company completed its initial public offering through the sale of 500,000 shares of common stock, resulting in gross proceeds of $50,000.

Our Registration Statement on Form S-1 (File No. 333-193523), related to our initial public offering, was declared effective by the SEC on March 26, 2014. A total of 500,000 shares of common stock were registered with the SEC with an aggregate offering price of $50,000. All of these shares were registered on our behalf.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SERVER, INC.

By: /S/ Matthew Lane
Matthew Lane, President

Date:  May 2, 2014